EMPLOYMENT AGREEMENT

     This Employment Agreement ("Agreement") is made and entered as of July 29, 2002, by and between GolfGear International, Inc., a Nevada corporation ("Employer") and Donald A. Anderson ("Employee"). Employer and Employee are sometimes herein referred to as "party" or collectively as "parties".

                                    RECITALS

     This  Agreement  is  made  with  reference  to  the  following  facts:

     A. Employer desires to obtain the services of Employee as Founder and Chief Executive Officer on the terms and conditions hereinafter set forth. Employer also desires that Employee remain on the Board of Directors of Employer.

     B. Employee is willing to serve as Founder and Chief Executive Officer on the terms and conditions hereinafter set forth and serve on Employer's Board of Directors as elected by the Employer's shareholders.

     NOW,  THEREFORE,  the  parties  hereby  agree  as  follows:

                              OPERATIVE PROVISIONS

          1. TERM. This Agreement shall commence as of July 29, 2002 (the "Effective Date") and shall continue for a period of five (5) years. Thereafter, this Agreement may be terminated by either party for any reason whatsoever upon thirty (30) days prior written notice.

          2. SERVICES. Employee shall serve in the capacity of Founder and Chief Executive Officer of Employer. Employee shall do and perform all services, acts and things necessary or advisable to fulfill the duties of Founder and Chief Executive Officer as determined by Employer from time-to-time including assisting Employer with the design, production and procurement of golf clubs and parts. Employee shall also assist with marketing and PGA Tour relations and International Sales and Distribution as directed by the President of Employer. Employer shall nominate Employee to serve on the Board at each annual meeting of the Company's stockholders during the term of this Agreement.

          3. OBLIGATIONS. Employee shall report to and be subject to the direction of the President of Employer. Employee covenants to perform his employment duties in good faith, devoting substantially all of his productive time, energies, and abilities to the fulfillment of the duties provided to him in writing and for the benefit of the Employer. Employee shall devote his full time, attention and energies to the business of Employer allowing time off for illness and vacation. Notwithstanding the foregoing, Employee may engage in other personal business so long as the performance of such activities do not interfere with the efficient and timely performance of Employee's duties hereunder.

          4. OTHER BUSINESS. While this Agreement is in effect, Employee shall not engage in any other business or pursuits, whether as an employee, contractor, or otherwise, which are competitive with or similar in nature to Employer's business or that would materially interfere with the performance of his duties to the Employer. Furthermore, Employee shall not, directly or indirectly, render any service of a commercial or professional nature for which he is compensated to any other person or organization without the prior written consent of the President of Employer. The foregoing obligation does not prohibit Employee from making personal investments or conducting private business affairs, including serving as an advisor or member of the board of directors of other companies or entities, including non-profit entities, if those activities do not materially interfere with the services required of Employee under the terms of this Agreement.

          5. COMPETITIVE ACTIVITIES. While this Agreement is in effect, Employee shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director or in any other capacity, engage or participate in any business that is competitive with or similar in nature to Employer's business.

          6. TRADE SECRETS. Employer and Employee acknowledge and agree that while this Agreement is in effect and in the course of the discharge of Employee's duties, Employee will have access to and become acquainted with confidential information concerning the operations of Employer, which information shall be identified in writing and marked "confidential" and may include without limitation, technology, business methods, financial, personnel, sales, customer, planning and other information owned by Employer and regularly used in its business that is considered confidential and proprietary to Employer and a trade secret of Employer ("Trade Secrets"). The parties agree that Trade Secrets shall not include any information that is (i) independently developed by Employee without reliance on Employer's Trade Secrets, (ii) publicly disclosed by Employer to others without restriction, or (iii) rightfully received by another party under no obligation of restrictive disclosure. Employee agrees that he shall not disclose Trade Secrets, directly or indirectly, to any other person or use them in any way, either during period of his employment with Employer or at any time thereafter, except as is required in the course of his employment with Employer.

          7.     SOLICITATION;  PROPRIETARY  INFORMATION.

               7.1.     Proprietary  Information and Inventions:  As a condition
                        ----------------------------------------
of employment, employee agrees to execute and comply with the terms of Employer's Employee Proprietary Information and Inventions Agreement attached hereto as Exhibit "A" and by this reference made a part hereof.

               7.2     Reasonableness of Restrictions.  Employee agrees that (i)
                       ------------------------------
the covenants contained in the Proprietary Information and Inventions Agreement are necessary for the protection of Employer's business goodwill, (ii) the stock options granted, and a portion of the compensation paid, to Employee under this Agreement is paid in consideration of the covenants herein contained, the sufficiency of which consideration is hereby acknowledged, and (iii) if the scope of any restriction contained in the Proprietary Information and Inventions Agreement is too broad to permit enforcement of such restriction to its full extent, then such restriction shall be enforced to the maximum permitted by law, and the parties consent that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

               7.3     Copy  of  Covenants.  Until  the  expiration  of  the
                       -------------------
applicable restrictions, Employee shall provide, and Employer similarly may provide, a copy of the covenants contained in the Proprietary Information and Inventions Agreement to any business or enterprise which Employee may (i) directly or indirectly own, manage, operate, finance, join, control or participate in the ownership, management, operation, financing, or control of,
(ii) serve as an officer, director, employee, partner, principal, agent, representative, consultant leader or otherwise, or (iii) with which he may use or permit his name to be used.

          8.     COMPENSATION.

               8.1. Subject to adjustment as hereinafter described during the period this Agreement is in effect, Employee shall be paid One Hundred
Thousand Dollars ($100,000.00) per year payable in semi-monthly installments less required deductions and normal withholding taxes, and other authorized deductions.

               8.2. In the event Employer sustains a net profit for two (2) consecutive fiscal quarters calculated in accordance with Generally Accepted Accounting Principles ("GAAP"), Employee's compensation shall be increased to Two Hundred Thousand Dollars ($200,000.00) per year effective the first day of the next succeeding fiscal quarter; such net profit to be certified by the Employer's Chief Financial Officer. In the event Employer does not sustain the net profit for any two (2) successive fiscal quarters, Employee's compensation shall be decreased to the amount set forth in Section 8.1 hereto effective the first day after the second successive fiscal quarter. In the event Employer thereafter sustains a net profit for any two (2) successive fiscal quarters, Employee's compensation shall be increased to Two Hundred Thousand Dollars ($200,000.00) effective the first day after the second successive fiscal quarter. Throughout the term of this Agreement, Employee's salary shall be subject to increase and/decrease in accordance with this Section 8.2 depending on Employer's net profitability as calculated in accordance with GAAP and so certified by Employer's Chief Financial Officer. The parties understand that there shall be no retroactive adjustment to the Employee's compensation hereunder.

               8.3     Bonuses.  Employer  may,  but  shall not be obligated to,
                       -------
pay Employee bonuses during the term of this Agreement as determined by the Board of Directors, in its sole discretion.

               8.4     Car  Allowance.  While  this  Agreement  is  in  effect,
                       --------------
Employee shall be entitled to a car allowance of Seven Hundred Fifty Dollars ($750.00) per month which shall include gasoline costs, insurance premiums and all expenses for maintenance and repair; provided, however, that Employee shall no longer be entitled to this car allowance in the event that Employee's salary is increased pursuant to Section 8.2 hereto and for so long as Employee's salary shall be so increased.

               8.5     Additional  Benefits.
                       --------------------

                    8.5.1     Reimbursement  Expenses.  Employee  shall  be
                              -----------------------
entitled to reimbursement for reasonable and necessary expenses incurred by Employee in the performance of his duties and medical insurance premiums, provided, however, all such expenses and premiums shall be substantiated and in accordance with reasonable standards established from time to time by Employer's Board of Directors.

                    8.5.2     Benefits  Generally  Offered.  In  addition to any
                              ----------------------------
other compensation or benefits to be received by Employee pursuant to the terms of this Agreement, Employee shall be entitled to participate, to the extent allowable in accordance with his status, in all employee benefits offered from time to time by Employer to its senior officers, including, without limitation, pension plans, profit sharing plans, group life insurance, group health insurance and group disability insurance.

               8.6     Personal  Guarantees.  Employee has personally guaranteed
                       --------------------
certain debts of Employer as set forth on Exhibit "B" attached hereto and by this reference made a part hereof ("Personal Guarantees"). Employer shall cause the Personal Guarantees to be released by December 31, 2002.

          9.   STOCK  AND  STOCK  OPTIONS.

               In consideration of Employee's employment with Employer, Employee shall be entitled to receive an option to purchase five million (5,000,000) shares of Employer's common stock ("Option") on the terms and conditions set forth in a Stock Option Agreement in the form attached hereto as Exhibit "C" and by this reference made a part hereof. If Employee's employment is terminated prior to the vesting of any portion of the Option as set forth herein, Employee shall not be entitled to any unvested portion of the Option, except as otherwise set forth in the Stock Option Agreement. Upon such termination, Employee must exercise the Option as to any vested portion of the Option as set forth in the Stock Option Agreement, as amended from time to time. Employer reserves the right to modify the vesting of any unvested options upon the death or disability of an Employee. Employee shall execute such form of Investment Representation letter as may be reasonably requested by Employer to assure compliance with applicable state and federal securities laws in connection with the issuance of Employer's common stock pursuant to this Section 9. Employee acknowledges that Employer's common stock issued to him under this Section 9 shall have no special rights or privileges attached to it, and shall, as to future issuances, be subject to dilution on the same terms and conditions of all other outstanding common stock of Employer.

          10. TAX WITHHOLDINGS. Employer shall have the right to deduct or withhold from the compensation due to Employee any and all sums required for federal income taxes, social security taxes, state taxes and local taxes now applicable or that may be enacted and become applicable in the future.

          11.  MEDICAL  AND  OTHER  BENEFITS.

               11.1. Until such time as Employer obtains health insurance coverage for its employees, Employer shall pay Employee One Thousand Six Hundred Seventy-Two Dollars ($1,672.00) every two (2) months to offset COBRA or third party health insurance premiums. When the Employer obtains health insurance coverage for its employees, Employer shall no longer pay Employee quarterly, but Employer shall include Employee in Employer's group medical plan, or other group benefit plan, if any, in effect on the Effective Date. In addition, Employer shall also provide Employee with such other employee benefits as provided by Employer pursuant to Employer's customary personnel policies, and as the same may exist from time to time, including coverage under Employer's directors and officers insurance policy.

               11.2.     Employee  shall  be  entitled to paid vacation of three
(3) weeks (or fifteen (15) business days) per year plus five (5) days paid sick leave, in accordance with Employer's policies.

          12.  TERMINATION.

               12.1.     Termination  Without  Cause.  Employee's  employment
                         ---------------------------
hereunder may be terminated at any time by either party upon thirty (30) days prior written notice to the other party, subject to the provisions of Sections
12.5.1  and  12.5.2.

               12.2.     Illness,  Incapacity,  Disability.  Employer  may
                         ---------------------------------
terminate this Agreement, upon written notice to Employee, based on the reasonable determination and judgment of the Board of Directors, that Employee is unable to perform his duties as a result of Employee's absence due to illness, incapacity or disability for a period in excess of ninety (90) consecutive days. Termination pursuant to this subparagraph shall be effective fifteen (15) business days after notice has been given to Employee of termination pursuant to this paragraph 12.2.

               12.3.     Death.  This  Agreement  shall terminate upon the death
                         -----
of  Employee.

               12.4.     Termination  for  Cause.
                         -----------------------

                         12.4.1.      Employee's  employment  hereunder  may  be
terminated immediately, at the option of Employer, for any of the following reasons: (a) misappropriation of the assets of Employer; (b) conviction of, or a plea of "guilty" or "no contest" to a felony under the laws of the United States or any state thereof; (c) committing an act of fraud against, or the misappropriation of property belonging to, Employer; (d) a material breach of any confidentiality or proprietary information agreement between Employee and Employer; or (e) Employee defaults in the performance of any material covenant, agreement, term or provision of this Agreement to be kept, observed or performed by him, and such default continues for a period of five
(5) days after written notice from Employer describing the default with particularity.

                         12.4.2.      In  the  event  that  criminal  charges
involving a felony of moral turpitude are filed against Employee, Employee's employment under the terms of this Agreement may be suspended without pay immediately, at the option of Employer. In the event that Employee is convicted of such crime, any such suspension shall automatically become a termination for cause. In the event that Employee is acquitted of such crime, or in the event such charges are dismissed, any such suspension shall be terminated and employee shall be reinstated retroactively with full salary, bonuses, and employee benefits.

               12.5     Payment  Upon  Termination.
                        --------------------------

                         12.5.1     Generally.  Upon  any  termination, Employer
                                    ---------
shall pay to Employee (or, if applicable, to Employee's estate) all amounts accrued and unpaid as of the date of termination in respect of (i) Employee's salary for periods through such date, (ii) vacation pay, and (iii) any reimbursement for expenses owing to Employee. In the event of a termination for cause, Employee shall only be entitled to the payments specified in this Section 12.5.1.

                         12.5.2     Termination  Without Cause.  In the event of
                                    --------------------------
Employee's death or if Employer terminates Employee other than for cause then in addition to amounts that Employee is entitled to receive under Section 12.5.1, Employee shall be entitled to receive a severance benefit of (i) two (2) times Employee's annual salary in effect on the date of termination, but no greater than Three Hundred Thousand Dollars ($300,000.00), less deductions required by law, in the form of semi-monthly installments payable in accordance with Employer's customary payroll practices, for a one (1) year period commencing on Employee's date of termination and (ii) payment of Employee's COBRA premium (but not dependent coverage) for a twelve (12) month period following Employee's date of termination.

               12.6     Termination  by  Board  of  Directors.  Notwithstanding
                        -------------------------------------
anything herein to the contrary, Employee's employment may only be terminated pursuant to this Article 12 by a resolution of the Company's Board of Directors.

          13. ENTIRE AGREEMENT. This Agreement and the exhibits attached hereto supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Employee by Employer and contains all of the covenants and agreements between them with respect to that employment. Employer and Employee each acknowledge that no representations, inducements, promises or agreements, oral or otherwise, have been made by either of them or anyone acting on behalf of either of them which are not embodied herein and that any agreement, statement or promise which is not contained in this Agreement, is void and invalid.

          14. MODIFICATION. Modifications of this Agreement shall be effective only if contained in writing signed by Employer and Employee.

          15. WAIVER. The failure of either party to insist on strict compliance with any of the terms, covenants or conditions of this Agreement, shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

          16. INVALIDITY. If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void or enforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

          17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

          18. NOTICE. Any notice to be given by Employer or Employee to the other shall be in writing and may be transmitted and shall be deemed effective
(i) immediately upon personal delivery, (ii) twenty-four (24 hours) after delivery to a courier for next day delivery, or (iii) three (3) days after deposit in the US mail (registered or certified, postage prepaid with return receipt requested), to the recipient party's address set forth below:

           EMPLOYER:       GolfGear International, Inc.
                           5285 Industrial Drive
                           Huntington Beach, CA 92649
                           Attn:  Michael Piraino


           EMPLOYEE:       Donald A. Anderson
                           9062 Regatta Drive
                           Huntington Beach, CA 92646


          19. CONSIDERATION. The mutual covenants and conditions herein constitute adequate and valuable consideration for this Agreement.

          20. CAPTIONS. The section headings in this Agreement are for convenience only and shall not govern, limit or aid in the interpretation of the provisions of this Agreement.

          21. COUNTERPARTS. This Agreement may be executed in counterparts which, taken together, shall constitute one and the same Agreement.


          This Agreement is executed to be effective as of the date first above set forth.

                                                 Employee
                                                 --------



                                                 -------------------------------
                                                 Donald A. Anderson


                                                 Employer
                                                 --------

                                                 GolfGear International, Inc.,
                                                 a Nevada corporation



                                                 By:
                                                    ----------------------------
                                                          Michael Piraino
                                                 Its:     President

                                  EXHIBIT "A"

                        PROPRIETARY INFORMATION AGREEMENT
                                   (ATTACHED)

                                  EXHIBIT "B"

PERSONAL  GUARANTEES

1.   Wells  Fargo  Loan  Bank  Line  of  Credit:  5474-6431-7185-0137
2.   Vehicle  Leases
     (a)     1998  Astrovan  (Executive  Car  Leasing)
     (b)     1993  Ford  Van  (Osborne  Leasing)
     (c)     1991  Toyota  Forklift  (Crown  Leasing)
3.   Gateway  Computer  Lease

                                  EXHIBIT "C"

                             STOCK OPTION AGREEMENT

                             STOCK OPTION AGREEMENT


     THIS STOCK OPTION AGREEMENT ("Agreement") is entered into as of July 29, 2002 by and between GolfGear International, Inc., a Nevada corporation (the "Company"), and the person named below ("Grantee");

                                    RECITAL

     A.     Grantee  is  an  employee  of  the  Company.

     B. In consideration of Grantee's employment with the Company pursuant to that certain Employment Agreement dated as of July 29, 2002 ("Employment Agreement"), the Company desires to afford Grantee an opportunity to purchase shares of common stock of the Company and Grantee desires to be granted an option to purchase shares of common stock of the Company on the terms and conditions contained herein.

                                    AGREEMENT

     1.     Basic  Provisions  and  Definitions.  As used in this Agreement, the
            -----------------------------------
following  terms  have  the  following  respective  meanings:


            Grantee:                        Donald A. Anderson

            Grant Date:                     July 29, 2002

            Number of shares of
            Company Common Stock
            Optioned ("Option Shares"):     5,000,000

            Exercise price per share
            ("Exercise Price"):             Twenty Cents ($0.20)


     2.     Grant  of  Option.  The  Company  hereby grants to Grantee an option
            -----------------
("Option") to purchase, upon and subject to the terms and conditions set forth herein, all or part of the Option Shares at the Exercise Price. All of the rights to Option Shares shall initially be unvested and shall vest in accordance with Section 4 of this Agreement subject to the terms, conditions and restrictions set forth in this Agreement. The number of Option Shares and the Exercise Price per share are subject to adjustment in certain events as provided as set forth herein. The Option is not intended to be and shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code.

     3.     Term  of  Option.  The  Option  shall  expire  on  the  tenth (10th)
            ----------------
anniversary of the date of this Agreement unless the Option shall have been previously terminated in accordance with the provisions set forth in this Agreement.

     4.     Exercisability  of  Option.  The  Option  shall  vest  and  become
            --------------------------
exercisable as follows: twenty percent (20%) on the first (1st) anniversary of the Grant Date, and one forty-eighth (1/48th) of the Option shall vest at the end of each month thereafter, or earlier as approved by the Company. If Grantee's employment is terminated prior to the vesting of any portion of the Option as set forth herein, Grantee shall not be entitled to any unvested portion of the Option, provided, however, if Grantee's employment is not terminated pursuant to Section 12.4 of the Employment Agreement, one million (1,000,000) unvested Option Shares shall immediately vest on the date of notice of such termination. Upon such termination, Grantee must exercise the Option as to any vested portion of the Option as set forth herein, as amended from time to time. The Company reserves the right to modify the vesting of any account upon the death or disability of Grantee. Grantee shall execute such form of Investment Representation Letter as may be reasonably requested by the Company to assure compliance with applicable state and federal securities laws in connection with the issuance of the Company's common stock. Grantee acknowledges that the Company's common stock which may be issued to him under this Agreement shall have no special rights or privileges attached to it, and shall, as to future issuances, be subject to dilution on the same terms and conditions of all other outstanding common stock of the Company. Subject to the terms and conditions contained herein, the Option must be exercised by the tenth
(10th)  anniversary  of  the  date  of  this  Agreement.

     5.     Manner  of  Exercise.  The Option may be exercised by written notice
            --------------------
delivered to the Company at 5285 Industrial Drive, Huntington Beach, California 92649, or the then principal office of the Company, stating the number of shares with respect to which the Option is being exercised, together with cash or a check in the amount of the purchase price and any applicable federal, state and local taxes required to be withheld by the Company and the written statement provided for in Paragraph 10, if required by Paragraph 10. Not less than ten thousand (10,000) shares may be purchased at any one time unless the number purchased is the total number at the time purchasable under the Option.

     Notwithstanding any provisions herein to the contrary, if the fair market value of one (1) share of Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option for cash, Grantee may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being cancelled) by surrender of this Option at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to Grantee the number of Option Shares computed using the following formula:

          Y (A-B)
         --------
     X =    A

     Where          X =       the number of shares of Option Shares to be issued
                              to  the  Grantee

                    Y = the number of shares of Option Shares purchasable under this Option or, if only a portion of the Option is being exercised, the portion of the Option being cancelled (at the date of such cancellation)

                    A = the fair market value of one (1) Option Share (at the date of such calculation)

                    B =       Exercise  Price

For purposes of the above calculation, the fair market value of one (1) Option Share shall be determined by the product of (i) the average of the closing bid and asked prices of the Company's common stock quoted in the Over-The-Counter Market Summary or the last reported sales price of the Company's common stock or closing price quoted on the NASDAQ National Market or on any exchange on which the Company's common stock is listed, whichever is applicable, as published in the Western Edition of the Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value; and (ii) the number of Option Shares.

An example of the above provision is as follows: if Grantee elects to purchase one hundred thousand (100,000) vested Option Shares and the fair market value of one (1) Option Share is Fifty Cents ($0.50), the formula would be:

     X  =  100,000  (.50  -  .20)  =  60,000
           ----------------------
                .50

Therefore,  in  this  example,  Grantee  must  surrender forty thousand (40,000)
Option  Shares  to  purchase  sixty  thousand  (60,000) Option Shares under this
Section  5.

     6.     Exercise Restrictions.  The right to exercise this Option is subject
            ---------------------
to  the  following  additional  restrictions  and  limitations:

          (a) If the Grantee's employment with the Company is terminated for any reason other than death, the Option shall terminate as of the date of notice of such termination, provided, however, Grantee shall have one (1) year after the date of such notice to exercise any portion of the Option that vested on or prior to the date of notice of termination.

          (b) If the Grantee shall die after any portion of this Option becomes vested and exercisable, the Grantee's legal representative or representatives or the persons entitled to do so under the Grantee's last will and testament or under applicable intestate laws shall have the right to exercise any portion of the Option which became vested prior to such death, and such right shall expire one (1) year after the date of the Grantee's death or on the date of expiration of this Option, whichever occurs first. If this Option has not become exercisable prior to the date of Grantee's death, this Option shall terminate upon such death.

          (c) This Option shall not be exercisable in any part during the Grantee's lifetime unless at all times beginning with the date of grant through the date of vesting, the Grantee has, except for military service leave, sick leave or other bona fide leave of absence (such as temporary employment by the United States Government), been in the continuous employ of the Company or a parent or subsidiary thereof.

     7.     Assignment  or  Transfer.  The  Option  shall  not  be assignable or
            ------------------------
transferable except by will or by the laws of descent and distribution and shall be exercisable only by Grantee (regardless of any community property interest therein of Grantee's spouse, if any) during Grantee's lifetime.

     8.     Adjustments.  If  the  outstanding shares of stock of the class then
            -----------
subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities or other forms of property, (including cash) or rights, as a result of one or more reorganizations, recapitalizations, spin-offs, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities or other forms of property (including cash) or rights or which this Option may thereafter be exercised, all without any change in the aggregate exercise price applicable to the unexercised Option, but with a corresponding adjustment in the exercise price per share or other unit. No fractional share of stock shall be issued under this Option or in connection with any such adjustment. Such adjustments shall be made by or under authority of the Company's board of directors whose determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

     9.     Dissolution,  Merger  or  Acquisition.  Upon  the  dissolution  or
            -------------------------------------
liquidation of the Company or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to this Option are changed into or exchanged for property (including cash), rights or securities not of the Company's issue, or any combination thereof, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, this Option shall terminate, unless otherwise provided in writing in connection with such transaction for the assumption of this Option, or the substitution for this Option of an option covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments in accordance with this Section as to the number and kind of shares optioned and their exercise prices, in which event this Option shall continue in the manner and under the terms so provided.

     10.     Grantee's  Right  To  Exercise Upon Merger or Acquisition.  If this
             ---------------------------------------------------------
Option shall terminate pursuant to Section 9 above, the Grantee or other person then entitled to exercise this Option shall have the right, at such reasonable time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portion of this Option, even if such Option is unvested and not otherwise exercisable at the time of such transaction.

     11.     No  Rights  as  Shareholder.  Grantee  shall  have  no  rights as a
             ---------------------------
shareholder with respect to shares of the Company's common stock covered by the Option until the date of issuance of a stock certificate or stock certificates to Grantee. No adjustment will be made for dividends or other rights for which the record date is prior to the date a stock certificate or certificates are issued.

     12.     Modification and Termination.  The rights of Grantee are subject to
             ----------------------------
modification and termination in certain events as determined by mutual written consent of Grantee and the Board of Directors.

     13.     Legal  Requirements.  Grantee represents and agrees that if Grantee
             -------------------
exercises the Option in whole or in part at a time when there is not in effect under the Securities Act of 1933 a registration statement relating to the shares issuable upon that exercise and available for delivery to Grantee a prospectus meeting the requirements of Section 10(a)(3) of that Act, Grantee will acquire the shares upon exercise for his or her personal account and not with a view to or for resale or in connection with a distribution. Grantee agrees that upon each such exercise of the Option, Grantee will furnish to the Company a written certification in the form attached to this Agreement as Exhibit AA" and such other or additional document as the Company may request. Any person or persons entitled to exercise the Option under the provisions of Section 6 shall, upon each exercise of the option, concurrently furnish to the company the same statement and documents. Each certificate evidencing any of the shares subject to the Option shall be a legend substantially as follows:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF A CERTAIN STOCK OPTION AGREEMENT, COPIES OF WHICH THE COMPANY WILL FURNISH TO HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE."

The restrictions on transfer contained herein shall expire upon the distribution to the public of shares of common stock of the Company pursuant to an effective registration statement filed under the Securities Act or any successor statute. No certificate for shares of stock purchased upon exercise of this Option shall be issued and delivered unless and until, in the opinion of legal counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any federal, state or other securities law or any other requirement of law or of any regulatory body having jurisdiction over the Company.

     14.     Registration  of  Option  Shares.  The  Company  shall register the
             --------------------------------
Option  Shares  on a Form S-8 Registration Statement prior to December 31, 2002.

     15.     Notices.  Any  notice to be given to the Company shall be addressed
             -------
to the Company in care of its Secretary at its principal office, and any notice to be given to the Grantee shall be addressed to the Grantee at the address on record with the Company or at such other address as the Grantee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fees prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

     16.     Rules  of  Construction.  This  Agreement  has  been  executed  and
             -----------------------
delivered by the Company in California and shall be construed and enforced in accordance with the laws of said State, other than any choice of law rules calling for the application of laws of another jurisdiction. The receipt of this Option does not give the Grantee any right to continued employment by the Company or a subsidiary for any period, nor shall the granting of this Option or the issuance of shares on exercise thereof give the Company or any subsidiary any right to the continued services of the Grantee for any period.

     17.     No  Obligation.  The grant and acceptance of this option imposes no
             --------------
obligation  on  the  Grantee  to  exercise  it.

     18.     Entire  Agreement;  Modification.  This  Agreement  constitutes the
             --------------------------------
entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

     19.     Severability.  The  invalidity,  illegality  or unenforceability of
             ------------
any provisions of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

     20.     Successors  and  Assigns.  This Agreement shall be binding upon and
             ------------------------
inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 7 hereof.

IN WITNESS WHEREOF, the parties hereto have executed this agreement on the date first written above.


                                         GolfGear International, Inc.,
                                         a Nevada corporation



                                         By:                         [signature]
                                            -------------------------
                                                Michael Piraino
                                         Its:   President




                                                                     [signature]
                                            -------------------------
                                                Donald A. Anderson

                                    EXHIBIT A
                                    ---------

                                   CERTIFICATE

     I certify that I am acquiring all shares (the "Shares") of GolfGear International, Inc. purchased by me pursuant to the exercise on this date of the option granted by a Stock Option Agreement, dated _________________, in good faith for my own personal account and not with a view to, or for resale in connection with, any distribution of the Shares. I understand that the Shares have not be registered under the Securities Act of 1933, as amended (the "1933 Act"), by reason of a specific exemption from the registration provisions of the 1933 Act which depends, among other things, upon the bona fide nature of my certifications in this certificate.

     I  understand  and  agree  to  the  following:

     1. I have received, reviewed, and considered all information fully covering all matters that I deem relevant to make a decision to purchase the Shares. I have also been given the opportunity to ask any questions and to ask for further information to the extent I deemed necessary.

     2. I must hold the Shares indefinitely unless they are subsequently registered under the 1933 Act or an exemption from such registration is available.

     3. I have been advised of Rule 144 promulgated by the Securities and Exchange Commission (the "Commission") under the 1933 Act which permits limited resale of securities purchased in a private placement without registration under the 1933 Act (such as my purchase of the Shares pursuant to the Stock Option Agreement) if certain conditions are met. These conditions include, among other things:

          (a) The availability of current public information about the Company;

          (b) The resale occurring at least one (1) year after purchase of and full payment for the Shares to be sold;

          (c)     The  sale  being through a broker in a "broker's transaction";
and

          (d) The number of shares of common stock of the Company that I may sell during any three (3) month period may not exceed specified limitations (generally, the greater of one percent (1%) of the total number of shares of the stock outstanding or the average weekly trading volume of the shares during the four (4) calendar weeks preceding the filing of the required notice).

                    In the event that I meet the requirements set forth in Rule 144(k), the above-referenced requirements shall not apply.

                    Although Rule 144 as adopted is not the exclusive means provided for the public sale of the Shares other than in a registered offering, I understand that the staff of the

Commission has expressed its opinion that persons proposing to sell privately placed stock (such as Shares) other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for that sale and that those persons and the brokers and other persons who participate in the transactions do so at their own risk.

     4. If I propose to effect any transaction pursuant to Rule 144, I will deliver to the Company at its principal office (to the attention of its Secretary) at least five (5) business days before placing with a broker an order to sell (i) a copy of all materials required to be filed with the Commission pursuant to Rule 144; (ii) an unqualified opinion, in form and substance satisfactory to the company and its counsel, of recognized securities counsel to the effect that the proposed sale or disposition may lawfully be made under Rule 144; (iii) a statement from the broker effecting the transaction evidencing the compliance by it with the Rule; and (iv) a copy of each document delivered to the broker with respect to such sale.

     5. I agree not to dispose of any of the shares except (i) with the prior consent of the California Commissioner of Corporations, if required by California law; and (ii) either pursuant to an effective Registration Statement under the 1933 Act or an exemption from registration under the 1933 Act after receipt by the Company of an unqualified opinion (obtained at my cost), of securities counsel, acceptable in form and substance to the Company and its counsel, that registration of those shares is not required under the 1933 Act.

     6. All certificates representing the Shares and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend, or other similar capital event shall bear a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THAT ACT AND THE RULES AND REGULATIONS PROMULGATED UNDER IT, AND IN ACCORDANCE WITH AN AGREEMENT BETWEEN THE COMPANY AND THE ISSUEE OF THE SECURITIES, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

     Dated:
           -------------------------


                                     --------------------------------[signature]